UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22582

Western Asset Middle Market Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: October 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	October 31, 2018

WESTERN ASSET

MIDDLE MARKET INCOME FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”).

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Middle Market Income Fund Inc. for the six-month reporting period ended October 31, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset values and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2018

II	Western Asset Middle Market Income Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended October 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s second reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on October 31, 2018, the unemployment rate was 3.7%, versus 3.8% when the period began. October 2018’s reading equaled the lowest unemployment rate since 1969. However, the percentage of longer-term unemployed rose during the reporting period. In October 2018, 22.5% of Americans looking for a job had been out of work for more than six months, versus 19.4% when the period began.

Western Asset Middle Market Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended October 31, 2018. The yield for the two-year Treasury note began the reporting period at 2.49% and ended the period at 2.87%. The low for the period of 2.32% took place on May 29, 2018 and the peak for the period of 2.92% occurred on October 19 and 22, 2018. The yield for the ten-year Treasury began the reporting period at 2.95% and ended the period at 3.15%. The low for the period of 2.77% took place on May 29, 2018 and the high for the period of 3.23% took place on October 5, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given changing expectations for global growth, central bank monetary policy adjustments and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -0.19% during the six-month reporting period ended October 31, 2018.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, returned 1.14% for the six months ended October 31, 2018. The high-yield market posted positive returns over four of the six months of the reporting period. This was driven by overall robust corporate profits, periods of solid investor demand and moderating supply.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -2.47% during the six months ended October 31, 2018. The asset class produced choppy results during the reporting period. At times it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion, geopolitical issues and a rising U.S. dollar.

IV	Western Asset Middle Market Income Fund Inc.

Performance review

For the six months ended October 31, 2018, Western Asset Middle Market Income Fund Inc. returned 6.24% based on its net asset value (“NAV”)vii. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Indexviii, returned 2.07% for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Average ix returned 0.78% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the reporting period, the Fund made distributions to shareholders totaling $35.61 per share. As of October 31, 2018, the Fund estimates that 84% of the distributions were sourced from net investment income and 16% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV as of October 31, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2018 (unaudited)
Price Per Share	6-Month Total Return**
$770.80 (NAV)	6.24	%†

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total return is based on changes in NAV. Return reflects the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Return does not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the disposition of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

Looking for additional information?

The Fund’s daily NAV is available on-line under the symbol “XWMFX” on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV and other information.

Thank you for your investment in Western Asset Middle Market Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2018

RISKS: The Fund is a non-diversified closed-end management investment company. An investment in the Fund involves a high

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section our website, www.lmcef.com (click on the name of the Fund).

Western Asset Middle Market Income Fund Inc.	V

Investment commentary (cont’d)

degree of risk. The Fund should be considered an illiquid investment. This Fund is not publicly traded and is closed to new investors. The Fund does not intend to apply for an exchange listing, and it is highly unlikely that a secondary market will exist for the purchase and sale of the Fund’s shares. Investors could lose some or all of their investment. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment for investors who are prepared to hold the Fund’s Common Stock until the expiration of its term, and is not a trading vehicle. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. Fixed-income securities are subject to numerous risks, including but not limited to, credit, inflation, income, prepayment and interest rates risks. As interest rates rise, the value of fixed-income securities falls. Middle market companies have additional risks due to their limited operating histories, limited financial resources, less predictable operating results, narrower product lines and other factors. Securities of middle market issuers are typically considered high-yield. High-yield fixed income securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High-yield bonds (“junk bonds”) are subject to higher credit risk and a greater risk of default. The Fund may invest all or a portion of its managed assets in illiquid securities. The Fund may make significant investments in securities for which there are no observable market prices. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are greater in emerging markets. Leverage may result in greater volatility of the net asset value of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Middle Market Income Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested.

viii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index and is comprised of the Caa-rated securities included in this index.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 37 funds in the Fund’s Lipper category.

Western Asset Middle Market Income Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2018 and April 30, 2018 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.

‡	Represents less than 0.1%.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — October 31, 2018

Total Spread Duration
XWMFX	— 2.79 years
Benchmark	— 3.35 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
XWMFX	— Western Asset Middle Market Income Fund Inc.

2	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2018

Total Effective Duration
XWMFX	— 2.49 years
Benchmark	— 3.44 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
XWMFX	— Western Asset Middle Market Income Fund Inc.

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

October 31, 2018

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 85.4%
Communication Services — 4.4%
Diversified Telecommunication Services — 0.6%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,200,000	$1,213,500	(a)
Wireless Telecommunication Services — 3.8%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	590,000	643,336	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	2,000,000	2,100,000	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	747,000	863,719	(a)(b)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	815,000	959,662
Sprint Corp., Senior Notes	7.875%	9/15/23	2,520,000	2,696,400
Total Wireless Telecommunication Services				7,263,117
Total Communication Services				8,476,617
Consumer Discretionary — 17.5%
Diversified Consumer Services — 1.1%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	2,080,000	2,095,600	(a)(b)
Hotels, Restaurants & Leisure — 14.0%
24 Hour Fitness Worldwide Inc., Senior Notes	8.000%	6/1/22	2,500,000	2,468,750	(a)(b)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	3,830,000	3,916,175	(a)(b)
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	910,000	937,300	(a)
Inn of the Mountain Gods Resort & Casino (9.250% Cash or 9.250% PIK)	9.250%	11/30/20	2,452,557	2,372,849	(b)(c)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.	10.250%	11/15/22	3,000,000	3,273,750	(a)(b)
Jacobs Entertainment Inc.	7.875%	2/1/24	3,818,000	4,032,762	(a)(b)
Nathan’s Famous Inc., Senior Secured Notes	6.625%	11/1/25	3,770,000	3,741,725	(a)(b)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	3,015,000	3,263,768	(a)(b)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	3,000,000	2,838,750	(a)
Total Hotels, Restaurants & Leisure				26,845,829
Household Durables — 1.5%
APX Group Inc., Senior Notes	8.750%	12/1/20	3,000,000	2,932,500	(b)
Multiline Retail — 0.9%
Neiman Marcus Group, Ltd. LLC, Senior Notes (8.750% Cash or 9.500% PIK)	8.750%	10/15/21	2,743,140	1,673,315	(a)(b)(c)
Total Consumer Discretionary				33,547,244
Consumer Staples — 2.5%
Tobacco — 2.5%
Pyxus International Inc.	9.875%	7/15/21	4,960,000	4,774,000	(b)
Energy — 14.1%
Energy Equipment & Services — 1.3%
Pride International Inc., Senior Notes	7.875%	8/15/40	2,750,000	2,475,000	(b)

See Notes to Financial Statements.

4	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — 12.8%
Berry Petroleum Co. Escrow	—	—	10,119,000		$0	*(d)(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,379,000		2,438,475	(a)(b)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	1,200,000		1,239,000	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	320,000		332,000	(a)
Magnum Hunter Resources Corp. Escrow	—	—	6,090,000		0	*(d)(e)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,500,000		1,451,250	(a)(b)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	4,088,000		4,128,880
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	210,000		211,575
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	2,607,000		2,633,070	(b)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	1,900,000		1,791,938
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	2,970,000		2,988,562	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,620,000		1,620,000	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	3,000,000		2,827,530	(a)
Vesta Energy Corp., Senior Notes	8.125%	7/24/23	3,800,000	CAD	2,864,902	(a)
Total Oil, Gas & Consumable Fuels					24,527,182
Total Energy					27,002,182
Financials — 2.3%
Capital Markets — 1.8%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Senior Notes	7.375%	4/1/20	3,500,000		3,552,500	(a)(b)
Diversified Financial Services — 0.5%
Werner FinCo LP/Werner FinCo Inc., Senior Notes	8.750%	7/15/25	1,000,000		947,500	(a)
Total Financials					4,500,000
Health Care — 16.3%
Health Care Equipment & Supplies — 3.8%
DJO Finance LLC/DJO Finance Corp.	10.750%	4/15/20	3,500,000		3,456,250	(b)
Immucor Inc., Senior Notes	11.125%	2/15/22	3,700,000		3,815,625	(a)
Total Health Care Equipment & Supplies					7,271,875
Health Care Providers & Services — 11.3%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	4,860,000		4,392,225	(a)(b)
BioScrip Inc., Second Lien Notes (10.500% Cash or 12.500% PIK, or 4.625% Cash and 5.625% PIK)	10.500%	8/15/20	333,286		347,450	(c)(e)(g)
BioScrip Inc., Second Lien Notes (10.500% Cash or 12.500% PIK, or 4.625% Cash and 5.625% PIK)	10.500%	6/30/22	3,329,742		3,471,256	(c)(e)(g)
BioScrip Inc., Senior Notes	8.875%	2/15/21	6,000,000		5,685,000	(b)
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	2,000,000		2,036,640	(a)(b)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	690,000		721,050
Universal Hospital Services Inc.	7.625%	8/15/20	5,155,000		5,167,888	(b)
Total Health Care Providers & Services					21,821,509

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

October 31, 2018

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 1.2%
Bausch Health Cos. Inc., Senior Notes	5.875%	5/15/23	1,000,000	$957,500	(a)(b)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	280,000	258,216	(a)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	1,010,000	1,056,712	(a)
Total Pharmaceuticals				2,272,428
Total Health Care				31,365,812
Industrials — 20.1%
Aerospace & Defense — 0.7%
Heligear Acquisition Co., Senior Secured Notes	10.250%	10/15/19	1,241,000	1,256,513	(a)(b)
Commercial Services & Supplies — 3.4%
Garda World Security Corp/Old, Senior Notes	7.250%	11/15/21	2,610,000	2,600,212	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,150,000	1,596,375	(b)
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	2,440,000	2,318,000	(a)
Total Commercial Services & Supplies				6,514,587
Construction & Engineering — 5.1%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	5,000,000	5,412,500	(a)(b)
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	4,500,000	4,477,500	(a)(b)
Total Construction & Engineering				9,890,000
Machinery — 2.6%
BlueLine Rental Finance Corp./BlueLine Rental LLC	9.250%	3/15/24	3,070,000	3,208,150	(a)(b)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	510,000	513,825	(a)
MAI Holdings Inc., Senior Secured Notes	9.500%	6/1/23	1,320,000	1,367,850
Total Machinery				5,089,825
Marine — 2.7%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US Inc., Senior Secured Notes	8.125%	11/15/21	6,260,000	5,281,875	(a)(b)
Road & Rail — 1.5%
Flexi-Van Leasing Inc.	10.000%	2/15/23	3,350,000	2,797,250	(a)(b)
Trading Companies & Distributors — 2.1%
Ahern Rentals Inc.	7.375%	5/15/23	1,970,000	1,832,100	(a)(b)
Emeco Pty, Ltd., Senior Secured Notes	9.250%	3/31/22	1,978,824	2,107,448
Total Trading Companies & Distributors				3,939,548
Transportation Infrastructure — 2.0%
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	4,330,000	3,897,000	(a)(b)
Total Industrials				38,666,598

See Notes to Financial Statements.

6	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 2.7%
Software — 2.7%
Fair Isaac Corp., Senior Notes	5.250%	5/15/26	3,645,000	$3,608,550	(a)(b)
Interface Special Holdings Inc., Senior Notes (19.000% PIK)	19.000%	11/1/23	2,749,275	1,580,833	(a)(c)
Total Information Technology				5,189,383
Materials — 2.8%
Chemicals — 1.0%
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	2,080,000	1,965,600	(a)(b)
Metals & Mining — 0.8%
Murray Energy Corp. (9.000% Cash and 3.000% PIK)	12.000%	4/15/24	2,239,610	1,466,945	(a)(c)
Paper & Forest Products — 1.0%
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,000,000	1,012,500
Mercer International Inc., Senior Notes	5.500%	1/15/26	1,000,000	972,200
Total Paper & Forest Products				1,984,700
Total Materials				5,417,245
Real Estate — 2.7%
Equity Real Estate Investment Trusts (REITs) — 1.7%
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	3,500,000	3,316,250	(b)
Real Estate Management & Development — 1.0%
Kennedy-Wilson Inc., Senior Notes	5.875%	4/1/24	2,000,000	1,930,000
Total Real Estate				5,246,250
Total Corporate Bonds & Notes (Cost — $161,076,549)				164,185,331
Senior Loans — 20.7%
Consumer Discretionary — 6.2%
Commercial Services & Supplies — 1.1%
KC Culinarte Intermediate LLC, First Lien Initial Term Loan (1 mo. LIBOR + 3.750%)	6.040%	8/24/25	2,010,000	2,012,513	(e)(h)(i)(j)
Hotels, Restaurants & Leisure — 2.1%
Affinity Gaming LLC, Second Lien Initial Term Loan (1 mo. LIBOR + 8.250%)	10.552%	1/31/25	3,990,000	3,935,137	(h)(i)(j)
Specialty Retail — 2.0%
Isagenix International LLC, Term Loan (3 mo. LIBOR + 5.750%)	8.136%	6/14/25	1,975,000	1,977,468	(e)(h)(i)(j)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	5.280%	3/11/22	1,979,487	1,683,801	(h)(i)(j)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	10.540%	6/29/22	340,000	268,600	(e)(h)(i)(j)
Total Specialty Retail				3,929,869

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

October 31, 2018

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 1.0%
TOMS Shoes LLC, Term Loan (3 mo. LIBOR + 5.500%)	7.810%	10/31/20	2,467,929	$1,972,288	(h)(i)(j)
Total Consumer Discretionary				11,849,807
Consumer Staples — 4.6%
Food Products — 4.6%
8th Avenue Food & Provisions Inc., Second Lien Term Loan (1 mo. LIBOR + 7.750%)	10.006%	10/1/26	720,000	723,600	(e)(h)(i)(j)
CSM Bakery Solutions LLC, Second Lien Term Loan (3 mo. LIBOR + 7.750%)	10.160%	5/23/21	4,000,000	3,720,000	(h)(i)(j)
Shearer’s Foods LLC, Second Lien Term Loan (1 mo. LIBOR + 6.750%)	9.052%	6/30/22	4,500,000	4,365,000	(e)(h)(i)(j)
Total Consumer Staples				8,808,600
Financials — 2.7%
Diversified Financial Services — 1.0%
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. LIBOR + 5.000%)	7.302%	4/16/25	2,004,975	2,002,469	(h)(i)(j)
Insurance — 1.7%
AIS Holdco LLC, First Lien Term Loan (3 mo. LIBOR + 5.000%)	7.312%	8/15/25	3,340,000	3,335,825	(e)(h)(i)(j)
Total Financials				5,338,294
Health Care — 0.7%
Pharmaceuticals — 0.7%
Pearl Intermediate Parent LLC, Second Lien Term Loan (1 mo. LIBOR + 6.250%)	8.530%	2/13/26	1,350,000	1,347,469	(h)(i)(j)
Industrials — 1.8%
Marine — 1.8%
Commercial Barge Line Co., Term Loan (1 mo. LIBOR + 8.750%)	11.052%	11/12/20	4,386,076	3,388,244	(h)(i)(j)
Information Technology — 2.6%
Electronic Equipment, Instruments & Components — 1.8%
Allflex Holdings III Inc., Second Lien Term Loan (3 mo. LIBOR + 7.000%)	9.477%	7/19/21	3,547,170	3,567,122	(h)(i)(j)
IT Services — 0.8%
Access CIG LLC, 2018 Incremental Loan, Second Lien (1 mo. LIBOR + 7.750%)	10.052%	2/27/26	130,000	131,463	(h)(i)(j)
Access CIG LLC, Second Lien Term Loan (1 mo. LIBOR + 7.750%)	10.052%	2/27/26	1,272,620	1,286,937	(h)(i)(j)
Access CIG LLC, Second Lien Delayed Draw Term Loan	—	2/27/26	68,364	69,133	(k)
Total IT Services				1,487,533
Total Information Technology				5,054,655

See Notes to Financial Statements.

8	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

Security		Rate	Maturity Date	Face Amount†	Value
Real Estate — 1.4%
Real Estate Management & Development — 1.4%
Coastal Construction Products LLC, Delayed Draw Term Loan		—	10/1/24	670,000	$663,300	(d)(e)(k)
Coastal Construction Products LLC, Term Loan B (2 mo. LIBOR + 5.375%)		7.695%	10/1/24	2,010,000	1,989,900	(d)(e)(h)(j)
Total Real Estate Management & Development					2,653,200
Utilities — 0.7%
Electric Utilities — 0.7%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)		10.280%	2/7/23	1,377,346	1,389,397	(c)(h)(i)(j)
Total Senior Loans (Cost — $41,169,819)					39,829,666

				Shares
Common Stocks — 7.1%
Energy — 6.0%
Oil, Gas & Consumable Fuels — 6.0%
Berry Petroleum Corp.				730,306	9,973,468	*(d)(g)
Blue Ridge Mountain Resources Inc.				313,603	1,520,975	*
Total Energy					11,494,443
Utilities — 1.1%
Electric Utilities — 1.1%
Panda Temple Power LLC				91,433	2,148,675	*(d)(e)
Total Common Stocks (Cost — $17,410,473)					13,643,118
Preferred Stocks — 1.0%
Financials — 1.0%
Capital Markets — 1.0%
B. Riley Financial Inc. (Cost — $1,997,500)		6.875%		79,900	2,006,689
Investments in Underlying Funds — 0.3%
SPDR S&P Oil & Gas Exploration & Production ETF (Cost — $520,269)				14,420	520,129

Counterparty		Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.3%
OTC Purchased Options — 0.3%
SPDR S&P Oil & Gas Exploration & Production ETF, Put @ $34.00	Barclays Capital Inc.	1/18/19	144	519,408	19,872
SPDR S&P Oil & Gas Exploration & Production ETF, Put @ $40.00	Barclays Capital Inc.	1/18/19	1,069	3,856,857	465,132
Total Purchased Options (Cost — $224,063)					485,004

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

October 31, 2018

Western Asset Middle Market Income Fund Inc.

Security	Expiration Date	Warrants	Value
Warrants — 0.0%
BioScrip Inc. (Cost — $125,485)	6/30/27	1	$0	*(d)(e)(f)(g)
Total Investments — 114.8% (Cost — $222,524,158)			220,669,937
Liabilities in Excess of Other Assets — (14.8)%			(28,374,219)
Total Net Assets — 100.0%			$192,295,718

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 6).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	Value is less than $1.

(g)	Restricted security (Note 8).

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(k)	All or a portion of this loan is unfunded as of October 31, 2018. The interest rate for fully unfunded term loans is to be determined.

Abbreviations used in this schedule:
CAD	— Canadian Dollar
ETF	— Exchange-Traded Fund
LIBOR	— London Interbank Offered Rate
PIK	— Payment-In-Kind
SPDR	— Standard & Poor’s Depositary Receipts

At October 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,943,332	CAD	3,815,000	Citibank N.A.	1/18/19	$40,586

Abbreviations used in this table:
CAD	— Canadian Dollar
USD	— United States Dollar

See Notes to Financial Statements.

10	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

Statement of assets and liabilities (unaudited)

October 31, 2018

Assets:
Investments, at value (Cost — $222,524,158)	$220,669,937
Foreign currency, at value (Cost — $3,599)	3,558
Interest and dividends receivable	4,325,200
Receivable for securities sold	2,182,107
Unrealized appreciation on forward foreign currency contracts	40,586
Prepaid expenses	3,208
Total Assets	227,224,596

Liabilities:
Loan payable (Note 6)	33,400,000
Payable for securities purchased	738,364
Due to custodian	415,043
Investment management fee payable	226,655
Interest payable	36,203
Directors’ fees payable	8,737
Accrued expenses	103,876
Total Liabilities	34,928,878
Total Net Assets	$192,295,718

Net Assets:
Par value ($0.001 par value; 249,475 shares issued and outstanding; 100,000,000 shares authorized)	$249
Paid-in capital in excess of par value	265,222,926
Undistributed net investment income	657,667
Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency transactions	(71,770,730)
Net unrealized depreciation on investments, forward foreign currency contracts and foreign currencies	(1,814,394)
Total Net Assets	$192,295,718

Shares Outstanding	249,475

Net Asset Value	$770.80

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended October 31, 2018

Investment Income:
Interest	$11,324,907
Dividends	189,268
Total Investment Income	11,514,175

Expenses:
Investment management fee (Note 2)	1,520,414
Interest expense (Note 6)	607,005
Transfer agent fees	43,755
Audit and tax fees	37,179
Directors’ fees	31,749
Shareholder reports	28,811
Fund accounting fees	25,383
Legal fees	23,887
Insurance	2,054
Custody fees	840
Miscellaneous expenses	8,209
Total Expenses	2,329,286
Less: Fee waivers and/or expense reimbursements (Note 2)	(121,634)
Net Expenses	2,207,652
Net Investment Income	9,306,523

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(4,268,542)
Forward foreign currency contracts	(17,248)
Foreign currency transactions	(2,934)
Net Realized Loss	(4,288,724)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,131,877
Forward foreign currency contracts	40,586
Foreign currencies	(759)
Change in Net Unrealized Appreciation (Depreciation)	7,171,704
Net Gain on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	2,882,980
Increase in Net Assets From Operations	$12,189,503

See Notes to Financial Statements.

12	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended October 31, 2018 (unaudited) and the Year Ended April 30, 2018	October 31	April 30

Operations:
Net investment income	$9,306,523	$21,042,175
Net realized loss	(4,288,724)	(3,241,356)
Change in net unrealized appreciation (depreciation)	7,171,704	(7,418,214)
Increase in Net Assets From Operations	12,189,503	10,382,605

Distributions to Shareholders From (Note 1):
Net investment income	(9,193,625)	(21,701,280)
Decrease in Net Assets From Distributions to Shareholders	(9,193,625)	(21,701,280)

Fund Share Transactions:
Reinvestment of distributions (1,230 and 2,967 shares issued, respectively)	947,675	2,274,871
Cost of shares repurchased through tender offer (12,899 and 27,613 shares repurchased, respectively) (Note 5)	(9,970,571)	(21,182,937)
Decrease in Net Assets From Fund Share Transactions	(9,022,896)	(18,908,066)
Decrease in Net Assets	(6,027,018)	(30,226,741)

Net Assets:
Beginning of period	198,322,736	228,549,477
End of period*	$192,295,718	$198,322,736
*Includes undistributed net investment income of:	$657,667	$544,769

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	13

Statement of cash flows (unaudited)

For the Six Months Ended October 31, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$12,189,503
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(36,057,184)
Sales of portfolio securities	50,962,180
Net purchases, sales and maturities of short-term investments	10,441,473
Payment-in-kind	(495,094)
Net amortization of premium (accretion of discount)	(1,272,382)
Increase in receivable for securities sold	(1,414,979)
Increase in interest and dividends receivable	(49,554)
Increase in prepaid expenses	(1,819)
Increase in payable for securities purchased	351,819
Decrease in investment management fee payable	(5,490)
Increase in Directors’ fee payable	4,908
Increase in interest payable	4,296
Increase in accrued expenses	8,665
Net realized loss on investments	4,268,542
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	(7,172,463)
Net Cash Provided by Operating Activities*	31,762,421

Cash Flows From Financing Activities:
Distributions paid on common stock	(8,245,950)
Repayment of loan facility borrowings	(14,000,000)
Increase in due to custodian	415,043
Payment for shares repurchased	(9,970,571)
Net Cash Used in Financing Activities	(31,801,478)
Net Decrease in Cash and Restricted Cash	(39,057)
Cash at Beginning of period	42,615
Cash at End of period	$3,558

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$947,675

*	Included in operating expenses is cash of $602,709 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2018
Cash	$3,558
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$3,558

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

14	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2018[1,2]	2018[1]	2017[1]	2016[1]	2015[1,3]

Net asset value, beginning of period	$759.44	$799.71	$708.75	$915.01	$998.00 [4]

Income (loss) from operations:
Net investment income	36.29	76.58	87.83	86.64	50.82
Net realized and unrealized gain (loss)	10.68	(38.51)	93.13	(202.90)	(92.81)
Total income (loss) from operations	46.97	38.07	180.96	(116.26)	(41.99)

Less distributions from:
Net investment income	(35.61) [5]	(78.34)	(90.00)	(90.00)	(41.00)
Total distributions	(35.61)	(78.34)	(90.00)	(90.00)	(41.00)

Net asset value, end of period	$770.80	$759.44	$799.71	$708.75	$915.01
Total return, based on NAV[6]	6.24%	5.04%	26.72%	(12.74)%	(4.11)%

Net assets, end of period (millions)	$192	$198	$229	$222	$291

Ratios to average net assets:
Gross expenses	2.32%[7]	2.36%	2.45%	1.83%	1.55%[7]
Net expenses	2.20 [7,8]	2.23 [8]	2.40 [8]	1.83	1.55 [7]
Net investment income	9.26 [7]	9.81	11.37	11.20	7.99 [7]

Portfolio turnover rate	16%	32%	51%	39%	29%

Supplemental data:
Loan Outstanding, End of Period (000s)	$33,400	$47,400	$94,000	$53,000	$53,000
Asset Coverage Ratio for Loan Outstanding[9]	676%	518%	343%	518%	649%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[9]	$6,757	$5,184	$3,431	$5,181	$6,486
Weighted Average Loan (000s)	$41,943	$58,175	$88,175	$53,000	$40,118 [10]
Weighted Average Interest Rate on Loan	2.87%	2.08%	1.37%	1.00%	0.89%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2018 (unaudited).

[3]	For the period August 26, 2014 (commencement of operations) to April 30, 2015.

[4]	Initial public offering price of $1,000.00 per share, exclusive of sales load, less offering costs of $2.00 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[10]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Middle Market Income Fund Inc. (the “Fund”) was incorporated in Maryland on June 29, 2011 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 26, 2014. The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”). It is anticipated that the Fund will terminate on December 30, 2022. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been

16	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$27,002,182	$0	*	$27,002,182
Health care	—	27,547,106	3,818,706		31,365,812
Other corporate bonds & notes	—	105,817,337	—		105,817,337
Senior loans:
Consumer discretionary	—	7,591,226	4,258,581		11,849,807
Consumer staples	—	3,720,000	5,088,600		8,808,600
Financials	—	2,002,469	3,335,825		5,338,294
Real estate	—	—	2,653,200		2,653,200
Other senior loans	—	11,179,765	—		11,179,765
Common stocks:
Energy	$1,520,975	9,973,468	—		11,494,443
Utilities	—	—	2,148,675		2,148,675
Preferred stocks	—	2,006,689	—		2,006,689
Investments in underlying funds	520,129	—	—		520,129
OTC purchased options	—	485,004	—		485,004
Warrants	—	—	0	*	0	*
Total investments	$2,041,104	$197,325,246	$21,303,587		$220,669,937
Other financial instruments:
Forward foreign currency contracts	—	40,586	—		40,586
Total	$2,041,104	$197,365,832	$21,303,587		$220,710,523

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

18	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of April 30, 2018		Accrued Premiums/ Discounts	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]		Purchases
Corporate bonds & notes:
Energy	$0	*	—	—	—		—
Health care	3,640,000		$10,734	—	$4,945		$163,027
Senior loans:
Consumer discretionary	455,400		(3,409)	$(69,116)	165,756		4,014,950
Consumer staples	—		18	—	8,982		714,600
Financials	2,035,125		970	24	(16,100)		3,323,300
Health care	3,002,779		845	27,536	(37,736)		—
Real estate	—		268	—	(268)		2,653,200
Common stocks:
Energy	2,389,655		—	—	(868,680)		—
Utilities	1,737,227		—	—	411,448		—
Warrants	0	*	—	—	—		—
Total	$13,260,186		$9,426	$(41,556)	$(331,653)		$10,869,077

Investments in Securities (cont’d)	Sales		Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of October 31, 2018		Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at October 31, 2018[2]
Corporate bonds & notes:
Energy	—		—	—	$0	*	—
Health care	—		—	—	3,818,706		$4,945
Senior loans:
Consumer discretionary	$(305,000)		—	—	4,258,581		165,756
Consumer staples	—		$4,365,000	—	5,088,600		8,982
Financials	(5,025)		—	$(2,002,469)	3,335,825		12,143
Health care	(2,993,424)		—	—	—		—
Real estate	—		—	—	2,653,200		(268)
Common stocks:
Energy	—		—	(1,520,975)	—		—
Utilities	—		—	—	2,148,675		411,448
Warrants	—		—	—	0	*	—
Total	$(3,303,449)		$4,365,000	$(3,523,444)	$21,303,587		$603,006

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

20	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

22	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2018, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

At October 31, 2018, the Fund held collateral from Barclays Capital Inc. in the amount of $554,613. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan”) serve as additional subadvisers to the Fund, pursuant to separate subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Asset Singapore and Western Asset Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily managed assets, which are net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding. Effective December 1, 2016, LMPFA implemented a voluntary investment management fee waiver of 0.10% that will continue until November 30, 2019.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited, Western Asset Singapore and Western Asset Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 90% of the net management fee it receives from the Fund. In turn, Western Asset

24	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

pays Western Asset Limited, Western Asset Singapore and Western Asset Japan a fee for their services at no additional expense to the Fund. Western Asset pays each of Western Asset Limited, Western Asset Singapore and Western Asset Japan a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended October 31, 2018, fees waived and/or expenses reimbursed amounted to $121,634.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$36,057,184
Sales	50,962,180

At October 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$222,524,158	$10,740,454	$(12,594,675)	$(1,854,221)
Forward foreign currency contracts	—	40,586	—	40,586

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2018.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[2]	—	$485,004	$485,004
Forward foreign currency contracts	$40,586	—	40,586
Total	$40,586	$485,004	$525,590

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(17,248)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$260,941	$260,941
Forward foreign currency contracts	$40,586	—	40,586
Total	$40,586	$260,941	$301,527

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended October 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$139,705
Forward foreign currency contracts (to sell)	1,302,239

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Capital Inc.	$485,004	—	$485,004	$(485,004)	—
Citibank N.A.	40,586	—	40,586	—	$40,586
Total	$525,590	—	$525,590	$(485,004)	$40,586

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

26	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

5. Tender offers

On May 15, 2017, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 2.5% of the Fund’s Shares or 7,143 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on June 5, 2017 and expired on July 5, 2017. On July 10, 2017, the Fund announced the final results of the tender offer. A total of 14,861 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 7,143 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 48% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on July 11, 2017. The purchase price of properly tendered Shares was $778.26 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on July 5, 2017. Shares repurchased and the corresponding dollar amount are included on the Statements of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On August 11, 2017, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares or 6,986 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on September 5, 2017 and expired on October 4, 2017. On October 6, 2017, the Fund announced the final results of the tender offer. A total of 15,238 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 6,986 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 46% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on October 10, 2017. The purchase price of properly tendered Shares was $771.72 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on October 4, 2017. Shares repurchased and the corresponding dollar amount are included on the Statements of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On November 10, 2017, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares or 6,809 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on December 1, 2017 and expired on January 3, 2018.

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

On January 8, 2018, the Fund announced the final results of the tender offer. A total of 19,018 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 6,809 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 36% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on January 8, 2018. The purchase price of properly tendered Shares was $764.75 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on January 3, 2018. Shares repurchased and the corresponding dollar amount are included on the Statements of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On February 12, 2018, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares or 6,675 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on March 5, 2018 and expired on April 4, 2018. On April 6, 2018, the Fund announced the final results of the tender offer. A total of 22,867 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 6,675 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 29% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on April 9, 2018. The purchase price of properly tendered Shares was $752.87 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on April 4, 2018. Shares repurchased and the corresponding dollar amount are included on the Statements of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On May 11, 2018, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares or 6,521 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on June 4, 2018 and expired on July 3, 2018. On July 9, 2018, the Fund announced the final results of the tender offer. A total of 21,826 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 6,521 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 30% of Shares for each stockholder who properly tendered Shares were

28	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on July 9, 2018. The purchase price of properly tendered Shares was $762.48 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on July 3, 2018. Shares repurchased and the corresponding dollar amount are included on the Statements of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On August 17, 2018, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares or 6,378 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on September 4, 2018 and expired on October 3, 2018. On October 8, 2018, the Fund announced the final results of the tender offer. A total of 22,984 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 6,378 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 28% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on October 9, 2018. The purchase price of properly tendered Shares was $783.70 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on October 3, 2018. Shares repurchased and the corresponding dollar amount are included on the Statements of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

6. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $136,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended October 31, 2018 was $605,827. For the six months ended October 31, 2018, the Fund had an average daily loan balance outstanding of $41,943,478 and the

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

weighted average interest rate was 2.87%. At October 31, 2018, the Fund had $33,400,000 of borrowings outstanding.

7. Distributions subsequent to October 31, 2018

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/21/2018	12/31/2018	$17.94

8. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/ Face Amount/ Warrants	Acquisition Date	Cost	Value at 10/31/2018		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Corp., Common Stock	730,306	7/18	$7,720,049	$9,973,468	(a)	$13.66	5.19%
BioScrip Inc., Second Lien Notes, 10.500%, due 8/15/20	$333,286	6/17	333,286	347,450		104.25	0.18
BioScrip Inc., Second Lien Notes, 10.500%, due 6/30/22	$3,329,742	6/17	3,230,075	3,471,256		104.25	1.80
BioScrip Inc., Warrants	1	6/17	125,485	0	*(a)	0.00	0.00
			$11,408,895	$13,792,174			7.17%

*	Value is less than $1.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

9. Deferred capital losses

As of April 30, 2018, the Fund had deferred capital losses of $67,352,368, which have no expiration date, that will be available to offset future taxable capital gains.

10. Subsequent event

The Fund announced on November 9, 2018 that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding shares of common stock. The tender offer will be conducted at a price equal to the Fund’s net asset value per share of common stock on the day on which the tender offer expires. The Fund commenced its tender offer on November 30, 2018 and the expiration of the tender offer is currently expected to be January 2, 2019.

11. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2016-18 (“ASU 2016-18”), Statement of Cash Flows (Topic 230) — Restricted Cash. ASU 2016-18 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Prior to the issuance of ASU 2016-18, GAAP did not include specific guidance

30	Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report

on the cash flow classification and presentation of changes in restricted cash or restricted cash equivalents. Upon evaluation, the Fund has concluded that ASU 2016-18 does not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset Middle Market Income Fund Inc. 2018 Semi-Annual Report	31

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the net asset value determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “Plan”) by contacting the Computershare Inc. (“the Plan Agent”). If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. For participants holding shares directly with the Plan Agent, the Plan Agent will charge each participant a fee of $15.00 plus commissions upon any sale of shares accepted for tender by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent at Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by telephone at 1-888-888-0151.

32	Western Asset Middle Market Income Fund Inc.

Western Asset

Middle Market Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue 49th Floor New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon (“BNY”)

Transfer agent

Computershare Inc. 462 South 4th Street, Suite 1600 Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Middle Market Income Fund Inc.

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Middle Market Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX107256 12/18 SR18-3484

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Middle Market Income Fund Inc.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date: December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date: December 28, 2018

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: December 28, 2018